                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

                               October 16, 2000
                               ----------------
                       (Date of earliest event reported)


                          Farmers & Merchants Bancorp
                          ---------------------------
            (Exact name of registrant as specified in its charter)


                                   Delaware
                                   --------
                (State or other jurisdiction of incorporation)


      1.000 - 26099                                       94-3327828
      -------------                                       ----------
(Commission File Number)                       (IRS Employer Identification No.)


               121 West Pine Street, Lodi, California 95240-2184
               -------------------------------------------------
              (Address of principal executive offices) (Zip Code)


                                (209) 334-1101
                                --------------
             (Registrant's telephone number, including area code)


                                Not Applicable
                                --------------
         (Former name or former address, if changes since last report)
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Item 4.  Changes in Registrant's Certifying Accountant.
         ----------------------------------------------

(a) On October 17, 2000, as recommended by the audit committee and approved by the Board of Directors, Farmers & Merchants Bancorp engaged the accounting firm of PricewaterhouseCoopers, LLP as independent accountants for the Registrant for the third quarter of 2000 and for the year 2000. The client-auditor relationship between Farmers & Merchants Bancorp and Arthur Andersen, LLP was terminated on October 16, 2000.

(b) During the two most recent fiscal years and interim periods subsequent to December 31, 1999, there have been no disagreements with Arthur Andersen, LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure or any reportable events.

(c) Arthur Andersen, LLP's report on the financial statements for the past two years contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles.

(d) The Registrant has requested that Arthur Andersen, LLP furnish it with a letter addressed to the SEC stating whether it agrees with the above statements. A copy of Arthur Andersen, LLP's letter to the SEC, dated October 17, 2000, is filed as Exhibit 16 to the Form 8-K.
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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                  FARMERS & MERCHANTS BANCORP




                                                  By   /s/ John R. Olson

                                                       John R. Olson
                                                       Executive Vice President
                                                       & Chief Financial Officer


Date:  October 19, 2000